CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 17, 1999, relating to the financial statements and supplementary data which appear in the October 31, 1999 Annual Report to Shareholders of The International Equity Portfolio, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 14, 2000, relating to the financial statements and supplementary data which appear in the November 30, 1999 Annual Report to Shareholders of The International Opportunities Portfolio, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 14, 2000, relating to the financial statements and supplementary data which appear in the May 31, 2000 Annual Report to Shareholders of The U.S. Equity Portfolio, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 14, 2000, relating to the financial statements and supplementary data which appear in the May 31, 2000 Annual Report to Shareholders of The U.S. Small Company Portfolio, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 14, 2000, relating to the financial statements and supplementary data which appear in the May 31, 2000 Annual Report to Shareholders of The U.S. Small Company Opportunities Portfolio, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated August 18, 1999, relating to the financial statements and supplementary data which appear in the June 30, 1999 Annual Report to Shareholders of The Diversified Portfolio, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 17, 1999, relating to the financial statements and supplementary data which appear in the October 31, 1999 Annual Report to Shareholders of The U.S. Fixed Income Portfolio, which are also incorporated by reference into the Registration Statement.



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We  also  consent  to the  references  to us  under  the  headings  "Independent
Accountants" and "Financial Statements" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
July 28, 2000